POTOMAC FUNDS

Potomac OTC Plus Fund
Potomac Dow 30SM Plus Fund
Potomac Small Cap Plus Fund
Potomac Small Cap/Short Fund
Potomac U.S./Short Fund
Potomac U.S. Government Money Market Fund

Supplement to
Prospectus and Statement of Additional Information
Each Dated December 4, 2004

Effective November 15, 2005, the following change applies to the Prospectus for the Potomac OTC Plus Fund, Potomac Dow 30SM Plus Fund, Potomac Small Cap Plus Fund, Potomac Small Cap/Short Fund, Potomac U.S./Short Fund, Potomac U.S. Government Money Market Fund (the “Funds”):

All shareholder transaction orders received in good form by the Funds’ transfer agent or an authorized financial intermediary by 4:00 p.m. Eastern time will be processed at that day’s net asset value (“NAV”). Transaction orders received after 4:00 p.m. Eastern will receive the next business day’s NAV.

Wire orders are accepted from 9:00 a.m. to 4:00 p.m. Eastern time.

The following change applies to the Funds’ Prospectus and Statement of Additional Information:

You may place exchange orders between 9:00 a.m. and 4:00 p.m. Eastern time.

The Funds’ share price is calculated as of 4:00 p.m. Eastern time each day the NYSE is open.

Questions regarding this change may be directed to the Funds at (800) 851-0511.

Please retain this Supplement for future reference.
The date of this Supplement is November 15, 2005.